UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2012

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices) (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 26, 2012, William P. Johnson retired from the Board of Directors coincident with the annual shareholders’ meeting.

ITEM 5.07                                Submission of Matters to a Vote of Security Holders

The following actions were taken by the shareholders of 1st Source at the annual shareholders’ meeting held April 26, 2012:

1.      Election of Directors

The directors named below were elected to the Board of Directors, as follows:

Term Expiring in April 2015:

Nominee	Votes For	Votes Withheld
Tracy D. Graham	20,672,646	72,131
Allison N. Egidi	20,553,833	190,944
Craig A. Kapson	20,683,211	61,566
John T. Phair	20,698,379	46,398
Mark D. Schwabero	20,173,331	571,446

In addition, the following directors continued in office after the 2012 annual meeting:

Terms Expiring in April 2013:	Terms Expiring in April 2014:
Daniel B. Fitzpatrick	Lawrence E. Hiler
Wellington D. Jones III	Rex Martin
Najeeb A. Khan	Christopher J. Murphy III
Christopher J. Murphy IV	Timothy K. Ozark

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: May 1, 2012	/s/CHRISTOPHER J. MURPHY III
Christopher J. Murphy III
Chairman of the Board, President and CEO

Date: May 1, 2012	/s/LARRY E. LENTYCH
Larry E. Lentych
Treasurer and Chief Financial Officer
Principal Accounting Officer